CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2021
CASH AND CASH EQUIVALENTS

6. CASH AND CASH EQUIVALENTS

	December 31, 2021	December 31, 2020
Cash held in banks	$22,729,212	$1,839,871
Guaranteed investment certificates	346,501	142,545
	$23,075,713	$1,982,416

On March 27, 2020, the Company purchased a $142,000 guaranteed investment certificate (“GIC”) to secure its credit cards. The terms of the GIC are for 1 year at a rate of 0.50% per annum. On March 27, 2021 the company renewed the GIC for $142,710 for 1 year at a rate of 0.10% per annum.

On May 28, 2021, the Company purchased an additional $140,000 GIC to further secure its credit cards. The terms of the GIC are for 1 year at a rate of 0.35% per annum.

On December 21, 2021, the Company purchased an additional $50,000 USD GIC to further secure its credit cards. The terms of the GIC are for 1 year at 0.05% per annum.

All GIC’s must be maintained and renewed upon maturity until such time as the associated credit cards are cancelled.